Number
BTZ

COMMON SHARES
OF BENEFICIAL INTEREST

PAR VALUE $.001

ORGANIZED UNDER THE LAWS
OF THE STATE OF DELAWARE



Shares

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND NEW YORK CITY, NY

CUSIP 09250G 10 0
SEE REVERSE FOR CERTAIN DEFINITIONS

BlackRock Preferred & Equity Advantage Trust

Fully Paid and Nonassessable Common Shares of Beneficial Interest of BlackRock Preferred & Equity Advantage Trust,

transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to [illegible] *of which the holder by acceptance hereof* [illegible] *by the Transfer Agent and Registrar.*

COMMON SHARES

Witness the facsimile signatures of the duly authorized officers of the Trust.

DATED:

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

SECRETARY

PRESIDENT

AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003

PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714
PROOF OF NOVEMBER 27, 2006
BLACKROCK PREFERRED & EQUITY ADVANTAGE TRUST
TSB 25477 FC

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Border and underprint print in SC-7 dark blue.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–........................Custodian........................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received ________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

____
(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

____

____ *Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint*

____ *Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.*

Dated ____________________

X ____

X ____

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ____
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714 PROOF OF NOVEMBER 27, 2006 BLACKROCK PREFERRED & EQUITY ADVANTAGE TRUST TSB 25477 BK
SALES: R. JOHNS 516-731-2885	Operator: ANTHONY
/ ETHER 7 / LIVE JOBS / B / BLACKROCK 25477 BK	New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF